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                                      IMPROVENET, INC.
                                  STOCK OPTION GRANT NOTICE
                                   1996 STOCK OPTION PLAN

ImproveNet, Inc. (the "COMPANY"), pursuant to its 1996 Stock Option Plan, as amended (the "PLAN"), hereby grants to Optionholder an option to purchase the number of shares of the Company's common stock set forth below (the "COMMON STOCK"). This option is subject to all of the terms and conditions as set forth herein and in the Stock Option Agreement, the Plan and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

OPTIONHOLDER:                           < < NAME > >
DATE OF GRANT:                          < < GRANTDATE > >
VESTING COMMENCEMENT DATE:              < < VCD > >
NUMBER OF SHARES SUBJECT TO OPTION:     < < NUMBEROFSHARES > >
EXERCISE PRICE PER SHARE:               < < TOTALPRICE > >
EXPIRATION DATE:                        < < EXPIRATIONDATE > >

TYPE OF GRANT:      / / Incentive Stock Option     / / Nonstatutory Stock Option
EXERCISE SCHEDULE:  / / Same as Vesting Schedule   / / Early Exercise Permitted
VESTING SCHEDULE:   Vest over 4 years with 25% vesting after 1 year of
                    service and 1/48th vesting after each month of service thereafter.

PAYMENT: By one or a combination of the following items (described in the Stock Option Agreement):

                             By cash or check
                             Pursuant to a Regulation T Program if the Shares are publicly traded
                             By delivery of already-owned shares if the Shares are publicly traded

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionholder acknowledges receipt of, and understands and agrees to, this Grant Notice, the Stock Option Agreement and the Plan. Optionholder further acknowledges that as of the Date of Grant, this Grant Notice, the Option Agreement and the Plan set forth the entire understanding between Optionholder and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options previously granted and delivered to Optionholder under the Plan, and (ii) the following agreements only:



OTHER AGREEMENTS:          --------------------------------------------------

                           --------------------------------------------------


IMPROVENET, INC.                       OPTIONHOLDER:

By:
   ------------------------------       -------------------------------------

Title:                                  Date:
     ----------------------------            --------------------------------

Date:
     ----------------------------


ATTACHMENTS:  Stock Option Agreement, 1996 Stock Option Plan and Notice of
              Exercise